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                                                                   EXHIBIT 24(B)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 21, 1999, relating to the financial statements and financial statement schedules of Hubbell Incorporated, which appear in Hubbell Incorporated's Annual Report on Form 10-K for the year ended December 31, 1998.

PricewaterhouseCoopers LLP
Stamford, Connecticut
August 4, 1999